BLACKROCK SERIES, INC.
BlackRock Small Cap Growth Fund II

SUPPLEMENT DATED JULY 3, 2008 TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 28, 2007

Effective July 3, 2008, Part I of the Statement of Additional Information is amended as set forth below:

The section entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Manager,” beginning on page I-8, is revised as follows:

Under the heading “Information Regarding the Portfolio Manager,” delete the sentence following that heading and delete in its entirety the subsection entitled “Other Funds and Accounts Managed” and replace with the following:

Information Regarding the Portfolio Management Team

The Fund is managed by a team of investment professionals who participate in the team’s research and stock selection process. Andrew F. Thut and Andrew Leger are the team leaders and are primarily responsible for the day-to-day management of the Fund’s portfolio.

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Fund for which Messrs. Thut and Leger are primarily responsible for the day-to-day portfolio management as of April 30, 2008.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Andrew F.Thut	2	2	1	0	0	0
	$1.3 billion	$68.9 million	$97.3 million	$0	$0	$0
Andrew Leger	4	0	0	0	0	0
	$2.79 billion	$0	$0	$0	$0	$0

The subsection entitled “Fund Ownership” is deleted and replaced with the following:

Fund Ownership

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of the April 30, 2008.

Portfolio Manager	Dollar Range

Andrew F. Thut	None

Andrew Leger	None

Code# BR-SERIES-SAI-0708